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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                        --------------------------------




                                    FORM 8-K



                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported): December 13, 1999


                                  TELTREND INC.
             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
                          (State or Other Jurisdiction
                        of Incorporation or Organization)


       0-26114                                        13-3476859
   (Commission File Number)                 (I.R.S. Employer Identification No.)


                               620 STETSON AVENUE
                           ST. CHARLES, ILLINOIS 60174
               (Address of Principal Executive Offices) (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (630) 377-1700





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ITEM 5.  OTHER INFORMATION.

         On December 13, 1999, Teltrend Inc. (the "Company") and Westell Technologies, Inc. ("Westell") announced the proposed merger of a subsidiary of Westell with and into the Company. In the proposed merger, stockholders of the Company will receive 3.3 shares of the Class A common stock of Westell per share of the Company's common stock. A copy of Westell's Press Release is attached as
Exhibit 99.1 to this Form 8-K and incorporated herein by reference. A copy of the Merger Agreement related to the proposed transaction is also attached hereto as Exhibit 99.2.

         The merger is subject to conditions to closing including, without limitation, approval of the Merger Agreement by the Company's stockholders, approval of Westell's stock issuance and related transactions by Westell's stockholders and the receipt of antitrust clearances.

         In connection with the Merger Agreement, Robert C. Penny III and Melvin
J. Simon, who together currently hold voting power over 18,907,908 shares of Westell's Class B common stock (approximately 80% of Westell's total outstanding voting power), entered into a Voting Agreement with the Company. Under the Voting Agreement, Messrs. Penny and Simon have agreed, individually and as trustees of various trusts holding Westell stock, to vote all shares of Westell stock over which they have direct or indirect voting power in favor of the merger-related transactions if a majority of the other Westell stockholders who are neither directors or officers of Westell nor members of the Penny or Simon families vote in favor of these transactions. A copy of the Voting Agreement is attached hereto as Exhibit 99.3.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

         The exhibits filed herewith are listed in the Exhibit Index which follows the signature page of this Current Report on Form 8-K.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: December 17, 1999

                                           TELTREND INC.



                                           By /s/   Douglas P. Hoffmeyer
                                              --------------------------
                                                    Douglas P. Hoffmeyer
                                                    Sr. Vice President, Finance



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                                  EXHIBIT INDEX
                                  -------------



EXHIBIT
-------
NUMBER        DESCRIPTION
------        -----------

99.1          Press Release dated December 13, 1999.

99.2 Agreement and Plan of Merger, dated December 13, 1999, among Teltrend Inc., Westell Technologies Inc. and Theta Acquisition Corp.

99.3 Voting Agreement, dated December 13, 1999, among Robert C. Penny III and Melvin J. Simon, individually and as trustees of various trusts, and Teltrend Inc.